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                                                                  EXHIBIT 10.167


                                 FORBEARANCE AND
                             MODIFICATION AGREEMENT


                  THIS FORBEARANCE AND MODIFICATON AGREEMENT (this "Agreement") is entered into as of the 7th day of May, 1999 by and between Preferred Equities Corporation, a Nevada corporation ("Borrower") and Heller Financial, Inc., a Delaware corporation (the "Lender").


                                 R E C I T A L S


                  A. The Borrower and Lender are parties to that certain Acquisition and Renovation Loan Agreement (the "Colorado Acquisition Loan") made in connection with a Routt County, Colorado timeshare resort (the "Colorado Resort") and that certain Interval Receivables Loan and Security Agreement (the "Colorado Receivables Loan") made in connection with the Colorado Resort, both dated as of August 6, 1996 (together, as each have been or may be amended from time to time, the "Colorado Loan Agreements");

                  B. The Borrower and Lender are also parties to that certain Acquisition and Renovation Loan Agreement dated March 29, 1996 (the "Florida Acquisition Loan") made in connection with a Tango Bay, Florida timeshare resort (the "Florida Resort") and that certain Interval Receivables Loan and Security Agreement dated March 28, 1996 (the "Florida Receivables Loan") made in connection with the Florida Resort (together, as each have been or may be amended from time to time, the "Florida Loan Agreements"). The Florida Loan Agreements and the Colorado Loan Agreements are referred to herein as the "Loan Agreements";

                  C. Borrower failed to make payments due for the months of September, 1998, December, 1998 and March, 1999 under Section 4.1 of the Colorado Acquisition Loan and Section 4.1 of the Florida Acquisition Loan. Such failure to comply with said provisions would constitute,absent the agreement to forbear set forth in this Agreement, an Event of Default under those agreements and Events of Default under the Florida Receivables Loan and Colorado Receivables Loan, thus entitling Lender to exercise its rights and remedies as provided in the Loan Agreements and all documents and agreements executed in connection with the foregoing (collectively, the "Loan Documents");

                  D. Borrower has requested Lender to forbear from declaring Events of Default as set forth above and enforcing its rights and remedies under the Loan Documents until July 31, 1999 for the purpose of affording the Borrower an opportunity to formulate a comprehensive proposal for the restructuring of Borrower's Obligations under the Loan Agreements; and

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                  E. Lender is willing to forbear from declaring such Events of
Default and from enforcing its rights and remedies that would arise therefrom for a limited period of time, provided that Borrower performs and meets the conditions of the forbearance set forth herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:


                  SECTION 1.  Definitions.

                           1.1 Capitalized terms used and not otherwise defined
                  herein are used with the meanings set forth in the Loan Agreements.

                           1.2 The following terms used in this Agreement shall
                  have the meaning set forth below:

                           1.2.2 "Creditor Action" shall have the meaning set
                  forth in Section 6 hereof.

                           1.2.3 "Existing Defaults" shall mean the potential
                  Events of Default set forth in Recital C hereof.

                           1.2.4 "Forbearance Default" shall mean (a) the
                  occurrence of any Default or Event of Default under the Loan Documents other than the Existing Defaults, (b) the failure of the Borrower to comply with any term, condition, or covenant set forth in this Agreement within the time frame set forth,
                  (c) if any representation made by Borrower under or in connection with this Agreement shall prove to be materially false as of the date when made, (d) a material adverse change in the financial condition of Borrower, (e) the occurrence of a Creditor Action, or (f) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state.

                           1.2.5 "Termination Date" shall mean the earlier to
                  occur of (a) 5:00 p.m. Chicago Time on July 31, 1999, (b) immediately upon the occurrence of a Creditor Action, or (c) the date and time, which is twenty-four (24) hours subsequent to the receipt by Borrower of a notice from Lender that a Forbearance Default (other than a Creditor Action) has occurred.


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                  SECTION 2.        Agreement to Forbear.

                           2.1 The Recitals set forth above are fully
                  incorporated herein by this reference. Provided that no Forbearance Default occurs, the Lender hereby agrees to refrain through the Termination Date from exercising any of its rights under the Loan Agreements, or any of the Loan Documents that may exist by virtue of the Existing Defaults.

                           2.2 Nothing in this Agreement shall be construed to
                  be a waiver of or acquiescence in any Existing Default, and all such Existing Defaults shall continue in existence, subject only to the Lender's agreement, as set forth herein, not to enforce its remedies for a limited period of time. Except as expressly set forth in Section 4 below, the execution and delivery of this Forbearance Agreement shall not
                  (i) constitute an extension, modification, or waiver of any aspect of the Loan Agreements or the Loan Documents; (ii) extend the terms of the Loan Agreements or the due date of any of Borrower's Obligations; (iii) give rise to any obligation on the part of Lender to extend, modify, or waive any aspect of the Loan Agreements or Loan Documents; or (iv) give rise to any defenses or counterclaims to Lender's right to compel payment of Borrower's Obligations, or otherwise enforce the Loan Agreements and the Loan Documents. Except as expressly limited herein, Lender hereby expressly reserves all of its rights and remedies under the Loan Documents and under applicable law with respect to such Existing Defaults, including, without limitation, the Lender's right to charge interest on Borrower's Obligations at the Default Rate. From and after the Termination Date, the Lender shall be entitled to enforce the Loan Documents according to the original terms of the Loan Documents.

                  SECTION 3.  Representations and Warranties.

                           In consideration of the Lender's promise to forbear
                  herein contained, the Borrower hereby represents and warrants to the Lender as of the date hereof:

                           3.1 In connection with the execution of this
                  Agreement, Borrower has made full disclosure to Lender of all material aspects of its financial condition and business operations.


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                           3.2 The execution, delivery and performance by the
                  Borrower of this Agreement is within its corporate power and has been duly authorized by all necessary corporate action, and this Agreement constitutes a valid and binding agreement of Borrower, subject only to the effect of any applicable bankruptcy, insolvency, reorganization, or other similar laws or equitable principles relating to or affecting the enforcement of creditors' rights generally.

                           3.3 All Loan Documents, including without limitation
                  the Loan Agreements and the Exclusive Financing Agreement dated August 6, 1996 with respect to the Colorado Resort and the Exclusive Financing Agreement dated March 29, 1996 with respect to the Florida Resort, constitute valid and binding legal obligations of Borrower and are enforceable against Borrower and the assets thereof in accordance with the terms thereof. This Agreement shall not be deemed or be construed to be a satisfaction, reinstatement, novation, or release of the Loan Agreements or of any of the other Loan Documents, or a waiver by Lender of any of the rights of Lender under the Loan Agreements or any of the other Loan Documents, or any of them, or at law or in equity. Borrower has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatever with respect to the Loan Documents or the obligations thereunder to Lender, or with respect to any other documents or instruments now or heretofore evidencing, securing, or in any other way relating to the Obligations or the Loan Documents, or with respect to the administration or funding of any of Borrowers Obligations to Lender.

                  SECTION 4.  Other Agreements.

                           In consideration of the Lender's promise to forbear
                  herein contained, the Borrower hereby covenants and agrees with the Lender the following:

                           4.1 Borrower shall provide full and complete access
                  to Lender in order that Lender may conduct audits, as necessary in Lender's sole discretion, of Borrower's books and records with regard to cash flow and projections;

                           4.2 The definition of "Revolving Period" set forth in
                  the Appendix to the Colorado Receivables Loan is hereby amended to state as follows:


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                               "The period commencing on the date of the first
                               Advance and ending on July 31, 1999."

                           4.3 The definition of "Revolving Period" set forth in
                  the Appendix to the Florida Receivables Loan is hereby amended to state as follows:

                               "The period commencing on the date of the first Advance and ending on July 31, 1999."

                           4.4 Section 1.5(a) Voluntary Prepayments of the
                  Colorado Receivables Loan is amended by replacing the second sentence of that Section, which states "Notwithstanding the foregoing, in the event of a prepayment of the Loan in whole or in part, upon a bulk sale by Borrower of Financed Notes Receivable, no Prepayment Premium shall be payable and Borrower shall, in lieu thereof, pay to Lender an exit fee of one percent (1%) of the amount of prepayment," with the following sentence:

                           "Notwithstanding the foregoing, in the event of a prepayment of the Loan in whole or in part, upon a bulk sale by Borrower of Financed Notes Receivable, no Prepayment Premium shall be payable and Borrower shall, in lieu thereof, pay to Lender an exit fee of one percent (1%) of the amount of prepayment; provided, however, that the purchase price for any such bulk sale(s) are individually no more than 30% of the outstanding Receivables Loan balance and, in the aggregate for any twelve month period, does not result in a reduction of the Receivables Loan balance of greater than 50%, as calculated from the time of the first bulk sale within the said 12 month period."


                       4.5 Section 1.5(a) Voluntary Prepayments of the Florida
                  Receivables Loan is amended by replacing the second sentence of that Section, which states "Notwithstanding the foregoing, in the event of a prepayment of the Loan in whole or in part, upon a bulk sale by Borrower of Financed Notes Receivable, no Prepayment Premium shall be payable and Borrower shall, in lieu thereof, pay to Lender an exit fee of one percent (1%) of the amount of prepayment," with the following sentence:


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                           "Notwithstanding the foregoing, in the event of a
                           prepayment of the Loan in whole or in part, upon a bulk sale by Borrower of Financed Notes Receivable, no Prepayment Premium shall be payable and Borrower shall, in lieu thereof, pay to Lender an exit fee of one percent (1%) of the amount of prepayment; provided, however, that the purchase price for any such bulk sale(s) are, individually no more than 30% of the outstanding Receivables Loan balance and, in the aggregate for any twelve month period, does not result in a reduction of the Receivables Loan balance of greater than 50%, as calculated from the time of the first bulk sale within the said 12 month period."

                           4.6 Borrower shall remit to Lender all payments, fees
                  or other sums received as prepayments or upon modification to Financed Notes Receivable under the Colorado Receivables Agreement or the Florida Receivables Agreement;

                           4.7 Borrower shall complete all steps necessary for
                  sales registration of the Colorado Resort for the states of Nevada and Texas prior to the Termination Date.

                           4.8 Borrower shall throughout the term of this
                  Agreement continue to make a full and complete disclosure of all material aspects of its financial condition and business operations and continue to comply with the Loan Documents in all respects excepts as expressly set forth herein.

                           4.9 Borrower shall cure all Existing Defaults prior
                  to the Termination Date. If any Existing Defaults remain uncured as of the day after the Termination Date, then such Existing Defaults shall immediately and without any notice or demand, become Events of Default under the Loan Documents, entitling Lender to take all rights and remedies available under the Loan Documents or applicable law.




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                  SECTION 5.        Release.

                           In further consideration of the execution of this
                  Agreement by Lender, the Borrower and each Guarantor hereby releases Lender and its affiliates, officers, employees, directors, agents and attorneys (collectively the "Releasees") from any and all claims, disputes, causes of action, and liabilities that Borrower or any Guarantor may have against any of the Releasees which arise from or relate to any action or inactions which any of the Releasees have taken prior to the date hereof with respect to the Loan Agreements and the other Loan Documents.

                  SECTION 6.        Creditor Action.

                           Lender's obligation to forbear hereunder are
                  conditioned upon all other creditors of Borrower (including but not limited to trade creditors and subordinated creditors) refraining from taking any action whatsoever (including acceleration of indebtedness) during the term of this Agreement. In the event that any such creditor takes such action (including acceleration of indebtedness) (a "Creditor Action") all of Lender's obligations hereunder shall terminate without notice.

                  SECTION 7.   Miscellaneous.

                  7.1      Section Headings.

                           Section headings in this Agreement are included
                  herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  7.2      Applicable Law.

                           This Agreement and the rights and obligations of the
                  parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance, the internal laws (as opposed to the conflict of laws provision) and decisions of the State of Illinois.



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                  7.3      Counterparts.

                           This Agreement may be executed in any number of
                  counterparts, and by different parties hereto and separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one in the same instrument.

                  7.4      Continued Effectiveness.

                           Notwithstanding anything contained herein, the terms
                  of this Agreement are not intended to and do not serve to affect a novation as to the Loan Agreements or any of the other Loan Documents. The parties hereto expressly do not intend to extinguish the Loan Agreements or any of the Loan Documents. Instead it is the expressed intention of the parties hereto to reaffirm the Indebtedness created under the Loan Agreements and Loan Documents.

                  7.5      Notices.

                           Any Notice to any party hereto shall be given in the
                  manner and to the party at the address of such party in accordance with the provisions of Subsection 6.1 of the Loan Agreements.



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         IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Agreement to be executed as of the date set forth above, by the respective officers thereunto duly authorized.


                         PREFERRED EQUITIES CORPORATION,
a Nevada corporation


                         By:    /s/ [SIGNATURE]
                                ---------------------------
                         Title: Vice President
                                ---------------------------




                         HELLER FINANCIAL, INC.,
                         a Delaware corporation


                         By:
                                ---------------------------
                         Title:
                                ---------------------------

                                            GUARANTOR:

                                            MEGO FINANCIAL CORP.,
                                            a New York corporation

                         By:    /s/ [SIGNATURE]
                                ---------------------------
                         Title: Vice President
                                ---------------------------




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